EXHIBIT No. 23

ERNST & YOUNG LLP

 CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in (1) Registration Statement (Form S-8, Number 33-15064, dated June 17, 1987, pertaining to the Chemical Financial Corporation 1987 Award and Stock Option Plan, (2) the Registration Statement (Form S-8, Number 33-40792, dated May 21, 1991) pertaining to the Chemical Financial Corporation 401(k) Savings Plan and in the related Prospectus, (3) the Registration Statement (Form S-8, Number 33-47356, dated April 28, 1992) pertaining to the Chemical Financial Corporation 1992 Stock Purchase Plan for Subsidiary Directors (4) the Registration Statement (Form S-8, Number 333-38511, dated October 22, 1997) pertaining to the Chemical Financial Corporation 1997 Stock Incentive Plan and (5) the Registration Statement (Form S-8, Number 333-70225), dated January 6, 1999, pertaining to Chemical Financial Corporation 1998 Stock Purchase Plan of our report dated January 21, 2000 with respect to the consolidated financial statements of Chemical Financial Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1999.

We consent to the incorporation by reference of (1) the Registration Statement (Form S-8, Number 33-40792, dated May 21, 1991) pertaining to the Chemical Financial Corporation 401(k) Savings Plan and in the related Prospectus of our report dated January 28, 2000, with respect to the financial statements and schedules of the Chemical Financial Corporation 401(k) Savings Plan included in the Annual Report (Form 10-K) for the year ended December 31, 1999 and (2) the Registration Statement (Form S-8, Number 33-47356, dated April 28, 1992) pertaining to the Chemical Financial Corporation 1992 Stock Purchase Plan for Subsidiary Directors and in the related Prospectus of our report dated January 21, 2000, with respect to the financial statements of Chemical Financial Corporation 1992 Stock Purchase Plan for Subsidiary Directors included in the Annual Report (Form 10-K) for the year ended December 31, 1999, and (3) the Registration Statement (Form S-8, Number 333-70225, dated January 6, 1999) pertaining to the Chemical Financial Corporation 1998 Stock Purchase Plan for Subsidiary Directors and in the related Prospectus of our report dated January 21, 2000, with respect to the financial statements of the Chemical Financial Corporation 1998 Stock Purchase Plan for Subsidiary Directors included in the Annual Report (Form 10-K) for the year ended December 31, 1999.

March 17, 2000	/s/ Ernst & Young LLP